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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

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                                FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

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                              OCTOBER 2, 1998
             Date of report (Date of earliest event reported)

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                      Commission File Number: 0-22271

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                             CFI MORTGAGE INC.
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                         (State or jurisdiction of
                      incorporation or organization)

                         580 VILLAGE BLVD, SUITE 120
                          WEST PALM BEACH, FL 33409
                  (Address of principal executive office)


                   (IRS Employer Identification Number)

                     Telephone Number: (561) 687-1595
           (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)

    Indicate by check mark whether the registrant has (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to filing requirements within the past 90 days.

                               Yes _X_    No___

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ITEM 4. CHANGE IN CERTIFYING ACCOUNTANT

The certifying accountant for CFI Mortgage Inc.'s financial statements for the fiscal year ending December 31, 1997 was Grant Thornton LLP ("Grant").

Grant advised CFI Mortgage Inc. on October 2, 1998, (via letter dated October 1,
1998) that the client-auditor relationship had ceased between Grant and CFI Mortgage Inc. A copy of the Letter of Resignation from Grant to CFI Mortgage Inc. is attached as Exhibit 16.1.

During the most recent fiscal year ended December 31, 1997, and the period through October 1, 1998, there have been no disagreements between Grant and CFI Mortgage on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreement, if not resolved to Grant's satisfaction would have caused them to make reference in connection with its reports to the subject matter of disagreement. In addition, Grant's report on CFI's financial statements for said fiscal period contained no adverse opinion or disclaimers of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

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The exhibits listed in the  accompanying  index to exhibits are filed as part of this report.


                                    EXHIBITS

Exhibit                           Description
-------                           -----------

EX-16.1    Certifying  accountant  resignation letter

EX-16.2    Letter from resigning accountant RE FORM 8-K, ITEM 4


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                                SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

CFI MORTGAGE INC.


Date: October 7, 1998           /s/ Christopher Castoro
                               ------------------------------------
                               CHRISTOPHER CASTORO
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: October 7, 1998           /s/ Paul R. Garrigues
                               ------------------------------------
                               PAUL R. GARRIGUES
                               (CFO AND PRINCIPAL FINANCIAL OFFICER)